EXHIBIT 99.2

                          Notice of Guaranteed Delivery

                                       For

                        Tender of Shares of Common Stock

                                       Of

                               UNUMProvident Corp.
                                       Or

                                Dana Corporation

                                       To

                            MindLoft.Com Incorporated

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Exchange Offer (i) if certificates for Securities (as defined below) are not immediately available, (ii) if the procedure for book-entry transfer cannot be completed prior to the Expiration Date or (iii) if time will not permit all required documents to reach the Depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary.

                        The Depositary for the Offer is:

                            Wilmington Trust Company
                               Rodney Square North
                            1100 North Market Street
                            Wilmington, DE 19890-0001
                            Telephone: (302) 651-1000

                        (for eligible institutions only)

                      Confirm Facsimile by Telephone Only:

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIERY.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to MindLoft.Com Incorporated, a Florida corporation ("Offeror") upon the terms and subject to the conditions set forth in the Offeror's Exchange Offer dated _______________, 2000 (the "Exchange Offer") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, (the "Securities"), of the Company, pursuant to the guaranteed delivery procedures set forth in the Exchange Offer.

Signature(s)_____________________   Address(es)_________________________

_________________________________   ____________________________________
                                                                Zip Code

Name(s) of Record Holder(s)______   Area Code and Tel. No.(s)___________

________________________________    Taxpayer Identification or
Please Print or Type                Social Security Number______________

Number of shares of Common Stock    Check box if shares of Common Stock will
_________________                   be tendered by book-entry transfer: [___]

Certificate No.(s) (If Available)   Account Number______________________

________________________________

________________________________


Dated ________________, 2000


THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                      BELOW

                    (Not to be used for signature guarantee)

         The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either certificates representing the shares of Common Stock and shares of Preferred Stock tendered hereby, in proper form for transfer, or, in the case of shares of Common Stock, confirmation of book-entry transfer of such shares of Common Stock into the Depositary's accounts at The Depositary Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Exchange Offer), and any other required documents, within three trading days (as defined in the Exchange Offer) after the date hereof.

_________________________________   ___________________________________
         Name of Firm                       Authorized Signature

_________________________________   Name_______________________________
         Address                            Please Print or Type

_________________________________   Title________________________________
                       Zip Code

                                    Date___________________________,2000

Area Code and Tel. No.______________

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF COMMON STOCK WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.